UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2012

SINO AGRO FOOD, INC.
 (Exact name of small business issuer as specified in its charter)

Commission File No. 000-54191

Nevada (State or other Jurisdiction of Incorporation or Organization)	33-1219070 (I.R.S. Employer Identification No.)

Room 3711, China Shine Plaza No. 9 Lin He Xi Road Tianhe County Guangzhou City P.R.C.	510610
(Address of Principal Executive Offices)	(Zip Code)

Issuer’s Telephone Number: (860) 20 22057860

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

The following discussion provides only a brief description of the Agreement described below. The discussion is qualified in its entirety by the full text of the Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated by reference herein.

On March 28, 2012, Sino Agro Food, Inc., a Nevada corporation (the “Company”), announced that the Company’s wholly-owned subsidiary company, Macau Eiji Company Limited (“MECL”), has entered into a sales contract (the “Contract” or “Agreement”) with Mr. Jin Xuesong, a Chinese beef distributor, to supply its aromatic beef to Mr. Jin on a wholesale basis. The Agreement was formally executed by the parties on March 26, 2012.

The Agreement calls for the delivery by MECL of 4,000 head of cattle of Simmental and Charolais breeds. The cattle will weigh between 600kg to 750kg with meat content at 52% or more of DWT (deadweight tonnage) at time of delivery. The first 1,000 head of cattle are to be delivered by December 31, 2012 with the remaining 3,000 head delivered through fiscal year 2013. The purchase price under the Contract is to be agreed upon in the future by the Parties, based on future wholesale market cattle prices and demand.

Item 7.01                      Regulation FD Disclosure.

On March 28, 2012, the Registrant issued a press release announcing the MECL Agreement with Mr. Jin, as described in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this report.

The Securities and Exchange Commission encourages companies to disclose forward-looking information so that investors can better understand the future prospects of a company and make informed investment decisions. This Current Report and exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Registrant’s judgment as of the date of this Current Report. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

The information in this Current Report furnished pursuant to Items 7.01 and 9.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. This information shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Current Report in not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Current Report contains is material investor information that is not otherwise publicly available.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.                      Description

10.1	Agreement between Macau Eiji Company Limited and Mr. Jin Xuesong.

99.1                      Press Release dated March 28, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SINO AGRO FOOD, INC.

Date.: March 28, 2012	BY:	/s/ LEE YIP KUN SOLOMON
Lee Yip Kun Solomon
Chairman and Chief Executive Officer